                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): October 2, 2002

                              COMERICA INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)

               Delaware                    1-10706                      38-1998421
             ------------                  ----------                ---------------
(State or other jurisdiction of    (Commission File Number)     (IRS Employer Identification
Incorporation)                                                  Number)


                        Comerica Tower at Detroit Center
                          500 Woodward Avenue, MC 3391
                             Detroit, Michigan 48226
                         ------------------------------
               (Address of principal executive offices) (zip code)

                                 (800) 521-1190
   ---------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 9.           REGULATION FD DISCLOSURE

         The registrant reported today that it would record a financial charge related to an incremental provision for credit losses, charge-offs and goodwill impairment. A copy of the press release is attached hereto as Exhibit 99.1.

EXHIBITS

                  99.1     Press Release dated October 2, 2002


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                              COMERICA INCORPORATED

                              By: /s/ George W. Madison
                              --------------------------------------------------
                              Name:    George W. Madison
                              Title:   Executive Vice President, General Counsel
                                       and Corporate Secretary

October 2, 2002




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EXHIBIT INDEX

Exhibit No.           Description


    99.1              Press Release dated October 2, 2002